Securities Act of 1933 File No.: 333-56881
                               Investment Company Act of 1940 File No.: 811-8817


                       ING PRINCIPAL PROTECTION FUNDS VII

                         SUPPLEMENT DATED APRIL 29, 2003
                    TO THE ING PRINCIPAL PROTECTION FUND VII
                FOR THE STATEMENT OF ADDITIONAL INFORMATION (SAI)
                              DATED APRIL 15, 2003

(1) Under the section entitled "Sub-adviser Agreement," beginning on page 32 of the SAI, the seventh paragraph from the section title, is deleted and replaced with the following language:

     For its services, Aeltus is entitled to receive a sub-advisory fee as set forth below. The sub-advisory fee is expressed as an annual rate based on the average daily net assets of the Fund.

     Offering Phase and Quiet Period                    0.1125%
     Guarantee Period                                   0.36%
     Index Plus LargeCap Period                         0.27%

(2) Under the section entitled "Rule 12B-1 Plan", beginning on page 36 of the SAI, the third paragraph from the section title, is deleted and replaced with the following language:

     Under the Rule 12b-1 Plan, ongoing payments will be made on a quarterly basis to Authorized Dealers for both distribution and shareholder servicing at rates that are based on the average daily net assets of shares that are registered in the name of that Authorized Dealer as nominee or held in a shareholder account that designates that Authorized Dealer as the dealer of record. The total rates, on an annual basis, are as follows: 0.25% for Class A, 0.25% for Class B, 1.00% for Class C and 0.00% for Class Q. Rights to these ongoing payments begin to accrue in the 13th month following a purchase of shares.


               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE